EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	July 31, 2015	April 30, 2015	July 31, 2014

Net revenue	$25,349	$25,453	$27,585

Costs and expenses:
Cost of sales	19,317	19,345	20,974
Research and development	893	850	887
Selling, general and administrative	2,962	3,063	3,388
Amortization of intangible assets	242	221	227
Restructuring charges	25	255	649
Acquisition-related charges	47	19	2
Separation costs	401	269	-
Defined benefit plan settlement charges	114	-	-
Impairment of data center assets	136	-	-
Total costs and expenses	24,137	24,022	26,127

Earnings from operations	1,212	1,431	1,458

Interest and other, net	(108)	(139)	(145)

Earnings before taxes	1,104	1,292	1,313

Provision for taxes	(250)	(281)	(328)

Net earnings	$854	$1,011	$985

Net earnings per share:
Basic	$0.47	$0.56	$0.53
Diluted	$0.47	$0.55	$0.52

Cash dividends declared per share	$0.35	$-	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	1,805	1,814	1,870
Diluted	1,828	1,836	1,899

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Nine months ended July 31
	2015	2014

Net revenue	$77,641	$83,048

Costs and expenses:
Cost of sales	59,233	63,414
Research and development	2,568	2,571
Selling, general and administrative	9,096	9,989
Amortization of intangible assets	685	774
Restructuring charges	426	1,015
Acquisition-related charges	70	8
Separation costs	750	-
Defined benefit plan settlement charges	114	-
Impairment of data center assets	136	-
Total costs and expenses	73,078	77,771

Earnings from operations	4,563	5,277

Interest and other, net	(421)	(482)

Earnings before taxes	4,142	4,795

Provision for taxes	(911)	(1,112)

Net earnings	$3,231	$3,683

Net earnings per share:
Basic	$1.78	$1.95
Diluted	$1.75	$1.93

Cash dividends declared per share	$0.67	$0.61

Weighted-average shares used to compute net earnings per share:
Basic	1,817	1,889
Diluted	1,842	1,913

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of
	July 31, 2015	October 31, 2014
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$17,171	$15,133
Accounts receivable	12,753	13,832
Financing receivables	2,804	2,946
Inventory	6,700	6,415
Other current assets	12,570	11,819

Total current assets	51,998	50,145

Property, plant and equipment	11,028	11,340

Long-term financing receivables and other assets	8,733	8,454

Goodwill and intangible assets	35,274	33,267

Total assets	$107,033	$103,206

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$11,034	$3,486
Accounts payable	15,549	15,903
Employee compensation and benefits	3,348	4,209
Taxes on earnings	629	1,017
Deferred revenue	6,277	6,143
Other accrued liabilities	12,196	12,977

Total current liabilities	49,033	43,735

Long-term debt	14,468	16,039

Other liabilities	16,089	16,305

Stockholders' equity:
HP stockholders' equity	27,035	26,731
Non-controlling interests	408	396

Total stockholders' equity	27,443	27,127

Total liabilities and stockholders' equity	$107,033	$103,206

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	July 31, 2015	April 30, 2015	July 31, 2014

Net revenue:(a)

Personal Systems	$7,491	$7,740	$8,649
Printing	5,108	5,453	5,590
Total Printing and Personal Systems Group	12,599	13,193	14,239
Enterprise Group	7,007	6,561	6,872
Enterprise Services	4,976	4,817	5,590
Software	900	892	959
HP Financial Services	806	805	855
Corporate Investments	4	2	3
Total segments	26,292	26,270	28,518
Elimination of intersegment net revenue and other	(943)	(817)	(933)

Total HP consolidated net revenue	$25,349	$25,453	$27,585

Earnings before taxes:(a)

Personal Systems	$222	$235	$346
Printing	910	996	1,026
Total Printing and Personal Systems Group	1,132	1,231	1,372
Enterprise Group	912	950	963
Enterprise Services	297	194	231
Software	185	160	203
HP Financial Services	87	85	79
Corporate Investments	(148)	(144)	(115)
Total segment earnings from operations	2,465	2,476	2,733

Corporate and unallocated costs and eliminations	(129)	(152)	(265)
Stock-based compensation expense	(159)	(129)	(132)
Amortization of intangible assets	(242)	(221)	(227)
Restructuring charges	(25)	(255)	(649)
Acquisition-related charges(b)	(47)	(19)	(2)
Separation costs	(401)	(269)	-
Defined benefit plan settlement charges	(114)	-	-
Impairment of data center assets	(136)	-	-
Interest and other, net	(108)	(139)	(145)

Total HP consolidated earnings before taxes	$1,104	$1,292	$1,313

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	Acquisition-related charges in the current period include non-cash inventory fair value adjustment charges, as well as professional service and legal fees associated with the acquisition of Aruba Networks, Inc.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Nine months ended July 31
	2015	2014

Net revenue:(a)

Personal Systems	$23,775	$25,355
Printing	16,104	17,239
Total Printing and Personal Systems Group	39,879	42,594
Enterprise Group	20,549	20,475
Enterprise Services	14,786	16,887
Software	2,663	2,846
HP Financial Services	2,414	2,592
Corporate Investments	22	297
Total segments	80,313	85,691
Elimination of intersegment net revenue and other	(2,672)	(2,643)

Total HP consolidated net revenue	$77,641	$83,048

Earnings before taxes:(a)

Personal Systems	$770	$915
Printing	2,973	3,145
Total Printing and Personal Systems Group	3,743	4,060
Enterprise Group	2,952	2,923
Enterprise Services	639	439
Software	502	534
HP Financial Services	262	279
Corporate Investments	(416)	(92)
Total segment earnings from operations	7,682	8,143

Corporate and unallocated costs and eliminations	(463)	(637)
Stock-based compensation expense	(475)	(432)
Amortization of intangible assets	(685)	(774)
Restructuring charges	(426)	(1,015)
Acquisition-related charges(b)	(70)	(8)
Separation costs	(750)	-
Defined benefit plan settlement charges	(114)	-
Impairment of data center assets	(136)	-
Interest and other, net	(421)	(482)

Total HP consolidated earnings before taxes	$4,142	$4,795

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	Acquisition-related charges in the current period include non-cash inventory fair value adjustment charges, as well as professional service and legal fees associated with the acquisition of Aruba Networks, Inc.